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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 15, 1998



                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                 001-13719            62-1716020
      (State or other           (Commission File      (I.R.S. Employer
       jurisdiction of           Number)            Identification
       incorporation or                                Number)
       organization)


     755 CROSSOVER LANE
     MEMPHIS, TENNESSEE                             38117-4900
(Address of principal executive                     (Zip Code)
        offices)


                                 (901) 374-5000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.     Other Events

            On December 15, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.     Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release dated December 15, 1998




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROMUS HOTEL CORPORATION


                                       /s/ Ralph B. Lake
                                      ------------------------------------
                                      Ralph B. Lake
                                      Executive Vice President, General
                                        Counsel and Secretary

Date:  December 18, 1998



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                                  EXHIBIT INDEX
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Exhibit No.                          Description
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
   99.1                  Press Release dated December 15, 1998.

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